SUPPLEMENT DATED AUGUST 1, 2002
TO THE PROSPECTUS OF THE NUVEEN
INTERNATIONAL GROWTH FUND
DATED NOVEMBER 28, 2001
Nuveen Institutional Advisory Corp. ("NIAC") serves
as the investment adviser of the Nuveen International
Growth Fund (the "Fund").  NIAC has entered into
an investment sub-advisory agreement with Columbus
Circle Investors, LLC ("CCI") through which CCI
is retained as the Fund's sub-adviser to furnish
investment advisory services to the Fund.
Recently, CCI informed NIAC and the Fund's Board
of Trustees of its decision to resign as the
Fund's sub-adviser, effective on or about
October 11, 2002.  Upon NIAC's recommendation,
the Fund's Board of Trustees has approved the
appointment of NWQ Investment Management
Company, LLC ("NWQ"), to serve as sub-adviser
and manage the Fund's investment portfolio
subsequent to that date pursuant to a new
sub-advisory agreement between NIAC and NWQ,
subject to shareholder approval. Both NIAC
and NWQ are subsidiaries of The John Nuveen
Company.    If NWQ is approved by shareholders
as the Fund's new sub-adviser, NWQ will
manage the Fund according to its current objective of long-term capital appreciation through investments in stocks of foreign companies. The investment management fees paid by the Fund will not change.

NWQ manages over $7 billion in assets for
corporate and multi-employer plans, public
entities, endowments, foundations and high
net worth individuals.  NWQ employs a
value-oriented discipline to select
dollar-denominated investments in stocks
of foreign companies where a catalyst exists
to improve profitability and/or unlock value.
As a result of differences between NWQ's
value-oriented investment discipline and
CCI's growth-oriented investment philosophy,
the composition of the Fund's investment
portfolio is anticipated to change if NWQ
becomes the Fund's sub-adviser.  The Fund
will incur one-time brokerage costs
associated with these portfolio changes,
but thereafter the Fund's annualized
turnover is expected to be lower than
current levels.   These portfolio changes
are not expected to result in any taxable distributions to Fund shareholders.
The Board of Trustees believes that under NWQ's management the Fund will be well positioned to pursue its investment objective of long-term capital appreciation.
In order for NWQ to serve as sub-adviser of the Fund, the Fund's shareholders must approve the new sub-advisory agreement with NWQ. A special meeting of shareholders of the Fund is scheduled for October 4, 2002 to consider the new sub-advisory agreement.
A proxy statement is expected to be distributed in the near future to shareholders of the Fund to solicit their approval of the new sub-advisory agreement with NWQ.

PLEASE RETAIN FOR FUTURE REFERENCE.